UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

(AMENDMENT NO. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

June 15, 2007 (October 13, 2006)

THE SHAW GROUP INC.

(Exact name of registrant as specified in its charter)

Louisiana	0-22992	72-1106167
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4171 Essen Lane, Baton Rouge, Louisiana 70809

(Address of principal executive offices and zip code)

(225) 932-2500

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This amendment is being filed to amend and supplement Item 9.01 of the Current Report on Form 8-K filed by The Shaw Group Inc. on October 18, 2006, to include the historical financial statements of the Westinghouse Group (Westinghouse), the business acquired, and the unaudited pro forma financial information required pursuant to Article 11 of Regulation S-X.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

(i)	The audited combined balance sheets of Westinghouse as of March 31, 2006 and 2005 and the unaudited combined balance sheet of Westinghouse as of September 30, 2006 and the related audited combined profit and loss accounts and statements of total recognized gains and losses and cash flows for the fiscal years ended March 31, 2006 and 2005 and the related unaudited combined profit and loss accounts and statements of cash flows for the six months ended September 30, 2006 and 2005 are filed as Exhibit 99.2 to this amendment and incorporated herein by reference.

(b)	Pro forma financial information.

(i)	The Shaw Group Inc. unaudited pro forma condensed consolidated balance sheet as of August 31, 2006 and the unaudited pro forma condensed consolidated statement of operations for the year ended August 31, 2006 are filed with this amendment as Exhibit 99.3 and incorporated herein by reference.

(c)	Exhibits.

*2.01	Investment Agreement, dated as of October 4, 2006, by and among Toshiba, Toshiba Nuclear Energy Holdings (US) Inc., a Delaware corporation (the “US Company”), Shaw and NEH

*2.02	Investment Agreement, dated as of October 4, 2006, by and among Toshiba, Toshiba Nuclear Energy Holdings (UK) Limited, a company registered in England with registered number 5929672 (the “UK Company”), Shaw and NEH

*10.1	Amendment No. 4 dated October 13, 2006, among the Company, as borrower; the subsidiaries of the Company signatories thereto, as guarantors; BNP Paribas, as administrative agent; BNP Paribas Securities Corp., as joint lead arranger and sole bookrunner; Bank of Montreal, as joint lead arranger; Credit Suisse First Boston, acting through its Cayman branch, as co-syndication agent; UBS Securities LLC, as co-syndication agent; and the other lenders signatory thereto.

*10.2	Put Option Agreement, dated as of October 13, 2006, between NEH and Toshiba related to shares in the US acquisition company

*10.3	Put Option Agreement, dated as of October 13, 2006, between NEH and Toshiba related to shares in the UK acquisition company

*10.4	Shareholders Agreement, dated as of October 4, 2006, by and among Toshiba, the US Company, NEH, TSB Nuclear Energy Investment US Inc., a Delaware corporation and a wholly owned subsidiary of Toshiba and Ishikawajima-Harima Heavy Industries Co., Ltd., a corporation organized under the laws of Japan (“IHI”)

*10.5	Shareholders Agreement, dated as of October 4, 2006, by and among Toshiba, the UK Company, NEH, IHI and TSB Nuclear Energy Investment UK Limited, a company registered in England with registered number 5929658

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*10.6	Bond Trust Deed, dated as of October 13, 2006, between NEH and The Bank of New York, as trustee

*10.7	Parent Pledge Agreement, dated as of October 13, 2006, between the Company and The Bank of New York

*10.8	Issuer Pledge Agreement, dated as of October 13, 2006, between NEH and The Bank of New York

*10.9	Deed of Charge, dated as of October 13, 2006, among NEH, The Bank of New York, as trustee, and Morgan Stanley Capital Services Inc. as swap counterparty.

*10.10	Irrevocable Direct Pay Letter of Credit (Principal Letter of Credit) effective October 13, 2006 of Bank of America in favor of NEH.

*10.11	Irrevocable Direct Pay Letter of Credit (Interest Letter of Credit) effective October 13, 2006 of Bank of America in favor of NEH.

*10.12	Reimbursement Agreement dated as of October 13, 2006, between the Company and Toshiba.

23.1	Consent of Ernst & Young LLP.

*99.1	Press Release dated October 17, 2006.

99.2	Audited combined balance sheets of Westinghouse at March 31, 2005 and 2006 and the related combined profit and loss account, statement of total recognised gains and losses and cash flow statements for the years ended March 31, 2005 and 2006; and Unaudited combined balance sheet at September 30, 2006, and the related combined profit and loss account, statement of total recognised gains and losses, and cash flow statements for the six month periods ended September 30, 2005 and 2006.

99.3	The Shaw Group Inc. unaudited pro forma condensed consolidated balance sheet as of August 31, 2006 and the unaudited pro forma condensed consolidated statements of operations for the year ended August 31, 2006.

*	Incorporated by reference from the same numbered exhibit in the original filing of our Current Report on Form 8-K filed on October 18, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SHAW GROUP INC.
(Registrant)

Date: June 15, 2007	By:	/s/ Clifton S. Rankin
Clifton S. Rankin General Counsel and Corporate Secretary

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THE SHAW GROUP INC.

EXHIBIT INDEX

Form 8-K/A

Exhibit Number	Description
*2.01	Investment Agreement, dated as of October 4, 2006, by and among Toshiba, Toshiba Nuclear Energy Holdings (US) Inc., a Delaware corporation (the “US Company”), Shaw and NEH

*2.02	Investment Agreement, dated as of October 4, 2006, by and among Toshiba, Toshiba Nuclear Energy Holdings (UK) Limited, a company registered in England with registered number 5929672 (the “UK Company”), Shaw and NEH

*10.1	Amendment No. 4 dated October 13, 2006, among the Company, as borrower; the subsidiaries of the Company signatories thereto, as guarantors; BNP Paribas, as administrative agent; BNP Paribas Securities Corp., as joint lead arranger and sole bookrunner; Bank of Montreal, as joint lead arranger; Credit Suisse First Boston, acting through its Cayman branch, as co-syndication agent; UBS Securities LLC, as co-syndication agent; and the other lenders signatory thereto.

*10.2	Put Option Agreement, dated as of October 13, 2006, between NEH and Toshiba related to shares in the US acquisition company

*10.3	Put Option Agreement, dated as of October 13, 2006, between NEH and Toshiba related to shares in the UK acquisition company

*10.4	Shareholders Agreement, dated as of October 4, 2006, by and among Toshiba, the US Company, NEH, TSB Nuclear Energy Investment US Inc., a Delaware corporation and a wholly owned subsidiary of Toshiba and Ishikawajima-Harima Heavy Industries Co., Ltd., a corporation organized under the laws of Japan (“IHI”)

*10.5	Shareholders Agreement, dated as of October 4, 2006, by and among Toshiba, the UK Company, NEH, IHI and TSB Nuclear Energy Investment UK Limited, a company registered in England with registered number 5929658

*10.6	Bond Trust Deed, dated as of October 13, 2006, between NEH and The Bank of New York, as trustee

*10.7	Parent Pledge Agreement, dated as of October 13, 2006, between the Company and The Bank of New York

*10.8	Issuer Pledge Agreement, dated as of October 13, 2006, between NEH and The Bank of New York

*10.9	Deed of Charge, dated as of October 13, 2006, among NEH, The Bank of New York, as trustee, and Morgan Stanley Capital Services Inc. as swap counterparty.

*10.10	Irrevocable Direct Pay Letter of Credit (Principal Letter of Credit) effective October 13, 2006 of Bank of America in favor of NEH.

*10.11	Irrevocable Direct Pay Letter of Credit (Interest Letter of Credit) effective October 13, 2006 of Bank of America in favor of NEH.

*10.12	Reimbursement Agreement dated as of October 13, 2006, between the Company and Toshiba.

23.1	Consent of Ernst & Young LLP

*99.1	Press Release dated October 17, 2006.

99.2	Audited combined balance sheets of Westinghouse at March 31, 2005 and 2006 and the related combined profit and loss account, statement of total recognised gains and losses and cash flow statements for the years ended March 31, 2005 and 2006; and Unaudited combined balance sheet at September 30, 2006, and the related combined profit and loss account, statement of total recognised gains and losses, and cash flow statements for the six month periods ended September 30, 2005 and 2006.

99.3	The Shaw Group Inc. unaudited pro forma condensed consolidated balance sheet as of August 31, 2006 and the unaudited pro forma condensed consolidated statements of operations for the year ended August 31, 2006.

*	Incorporated by reference from the same numbered exhibit in the original filing of our Current Report on Form 8-K filed on October 18, 2006.

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